SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant To Section 13 Or 15 (D) Of The Securities Exchange Act Of 1934

                                               Date of Report (Date of earliest event reported): June 22, 2009

Alaska Pacific Bancshares, Inc.
(Exact name of registrant as specified in its charter)

Alaska	0-26003	92-0167101
State or other jurisdiction	Commission	I.R.S. Employer
of incorporation	File Number	Identification No.

2094 Jordan Avenue, Juneau, Alaska		99801
(Address of principal executive offices)		(Zip Code)

Registrant's telephone number (including area code): (907) 789-4844

Not Applicable
(Former name or former address, if changed since last report)

                                               Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act
(17 CFR 240.14d-2(b))
[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act
(17 CFR 240.133-4(c))

Item 5.02 Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers

(b)	On June 18, 2009, Roger Grummett informed the Board of Directors of his intention to retire from the Board, effective upon the expiration of his term in May 2010. Mr. Grummett has served as a Director of the Bank for over 22 years and has been the Chairman of the Company since 2003. He indicated that his resignation was not due to any disagreement with the Company or the Bank or pertaining to the Company’s or the Bank’s operations, policies or practices. Mr. Grummett serves on the Company’s and the Bank’s Audit Committee, Compensation Committee and the Corporate Governance and Nominating Committee.

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

ALASKA PACIFIC BANCSHARES, INC.

DATE: June 22, 2009	By:	/s/Gillian R. Hays
Secretary